Exhibit 10.23

Agreement for Sale of Commodity

Party A: The Fifth Season (Zhejiang) Commerce and Trade Co., Ltd.
Party B: Guangdong Yuehe Assets Management Co., Ltd.

  General Information
  Pursuant to the contract entered on February 19, 2011, Party B will buy the LED underground lamp of 2000 sets, LED line lamp of 3000 sets, LED pointolite of 4000 sets and energy saving lamp of 100,000 pieces from Party A.
  Fees of the Commodity and Payment Arrangement
  The total fees will be RMB 28,400,000 yuan.
  Party B pay 30% in advance, and will pay the rest when the goods are delivered.
  Delivery Date
  Before March 31, 2011
  Headlines of the articles omitted
  Validity, Modification and Termination of Contract
  Dispute Settlement
  Breach of the Agreement
  Miscellaneous

Signature Page

Party A: The Fifth Season (Zhejiang) Commerce and Trade Co., Ltd.
By: /seal/ The Fifth Season (Zhejiang) Commerce and Trade Co., Ltd.
Date: February 19, 2011

Party B: Guangdong Yuehe Assets Management Co., Ltd.
By: /seal/ Guangdong Yuehe Assets Management Co., Ltd.
Date: February 19, 2011